ASSIGNMENT OF SHARES AGREEMENT

Concluded between:

     BALACLAVA B.V. - a limited liability company organized and existing under the laws of the Netherlands with its registered office at 11 Johannes Vermeerplein DV, Amsterdam, represented by Mr. Ion Dinicoiu, as "Assignor Shareholder";

          Adrian Sarbu - a citizen of Romania residing in Bucharest, 2-4 Turgheniev Str., Sector 1, Romania, as "Assignor Shareholder"

as shareholders of the company PRO TV LTD. registered under the no. J40/24578/1992, following the decision of the General Assembly of the Shareholders from ____________, and

     CME Media Enterprises B.V. (CME) - a limited liability company organized and existing under the laws of The Netherlands with its registered office at 29 Leidseplein, Amsterdam, represented by Theodore J. Fisher;

     Grigoruta Roxana Dorina - a citizen of Romania residing in Bucharest, 2 Bozieni Str., Bl. 834, Sc. 2, Et. 10, Ap. 125, Sector 6;

     Petrovici Liana - a citizen of Romania residing in Bucharest, 10 Radu Boiangiu Str., Bl. 39 A, Sc. A, Et. 7, Ap. 30, Sector 1

          as "Third Party Assignees"

which agreed the present "Assignment of Shares Agreement", following the decision of The General Assembly of Shareholders of MPI S.A. from
12.07.1996 and of PRO TV Ltd. from ___________ as well as the understandings included in the Cooperation Agreement signed on 04.08.1995, as follows:

I. BALACLAVA B.V. - assigns to the "Third Party Assignee" CME Media Enterprises B.V. a number of 2,496 shares, numbered 1,909 to 4,404 inclusive, representing 24,960,000 lei, equivalent to USD 124,800 (at a rate of 200 lei/USD) paid in USD, as contribution in kind, representing 34% of the registered capital.

II. ADRIAN SARBU - assigns to the "Third Party Assignees" a number of 1,468 shares, numbered 4,405 to 5,872 inclusive, representing 14,680,000 lei (equivalent to USD 73,400), as contribution in cash, representing 20% of the registered capital, as follows:

- To CME Media Enterprise B.V. - a number of 1,101 shares, numbered 4,405 to 5,505 inclusive, representing 11,010,000 lei (equivalent to USD 55.050), paid in USD, representing 15% of the total registered capital;

- To Grigoruta Roxana Dorina - a number of 183 shares, numbered 5,506 to 5,688 inclusive, representing 1,830,000 lei (equivalent to USD 9,150),

paid in lei, representing 2.5% of the total registered capital;

- To Petrovici Liana - a number of 184 shares, numbered 5,689 to 5,872 inclusive, representing 1,840,000 lei (equivalent to USD 9,200), paid in lei, representing 2.5% of the total registered capital;

The shares were fully paid by the "Third Party Assignees" to their subscribed and paid value, as follows:

CME Media Enterprises B.V. - paid for the assigned shares the amount of USD 179,850 of which USD 124,800 was paid to BALACLAVA B.V. and USD 55,050 to Mr. Adrian Sarbu.

Grigoruta Roxana Dorina - paid for the assigned shares the amount of 1,830,000 lei to Mr. Adrian Sarbu.

Petrovici Liana - paid for the assigned shares the amount of 1,840,000 lei to Mr. Adrian Sarbu.

The "Third Party Assignees" become shareholders according to the provisions of Law no. 31/1990 and they shall have the rights and obligations of a shareholder.

 The present Agreement was drafted by Petrovici Liana - Lawyer, in 6 copies, \n Bucharest, in Romanian and English languages and authenticated by the Public Notary - Vladica Ratiu Gheorghe.


ASSIGNORS                          ASSIGNEES

BALACLAVA B.V.                          CME MEDIA ENTERPRISE B.V.
by ION DINICOIU                         by, THEODORE J. FISHER

/s/ Ion Dinicoiu                        /s/ Theodore J. Fisher
--------------------                    ---------------------------


SARBU ADRIAN                            ROXANA GRIGORUTA DORINA

/s/ Sarbu Adrian                        /s/ Roxana Grigoruta Dorina
--------------------                    ---------------------------


                                        PETROVICI LIANA

                                        /s/ Petrovici Liana
                                        ---------------------------

AMENDMENT Nr. 6

to the Contract of Association and Statutes of SC PRO TV LTD.
authenticated under the no. 12442/11.07.1991

Concluded between:

     BALACLAVA B.V. - a limited liability company organized and existing under the laws of the Netherlands with its registered office at 11 Johannes Vermeerplein DV, Amsterdam, represented by Mr. Ion Dinicoiu;

          Adrian Sarbu - a citizen of Romania residing in Bucharest, 2-4 Turgheniev Str., Sector 1, Romania;

CME Media Enterprises B.V. (CME) - a limited liability company organized and existing under the laws of The Netherlands with its registered office at 29 Leidseplein, Amsterdam, represented by Theodore J. Fisher;

     Grigoruta Roxana Dorina - a citizen of Romania residing in Bucharest, 2 Bozieni Str., Bl. 834, Sc. 2, Et. 10, Ap. 125, Sector 6;

     Petrovici Liana - a citizen of Romania residing in Bucharest, 10 Radu Boiangiu Str., Bl. 39 A, Sc. A, Et. 7, Ap. 30, Sector 1

The shareholders of the company PRO TV LTD. registered under the no. J40/24578/1992, following the decision of the General Assembly of the Shareholders from ____________, agreed to conclude the present Amendment, as follows:

1. Change of capital structure of the Company as a consequence of the Shares Assignment Agreement authenticated under the no._____________ on ______ by the Public Notary - Vladica Ratiu Gheorghe.

"The company's registered capital and the book-keeping  are expressed in lei.

The subscribed registered capital is of 73,400,000 lei (equivalent of 367,000
USD), of which USD 275,050 paid in USD (at a rate of 200 lei/USD) and 18,390,000 lei, paid in cash.

The subscribed social capital is composed of:

- 44,000,000 lei, equivalent of USD 220,000, as contribution in kind

- 29,400,000 lei, contribution in cash, of which USD 55.050 in cash was paid in USD.

The subscribed registered capital is divided into 7,340 nominative shares of 10,000 lei each.

The shares are numbered 1 through 7,340 inclusive and they are held by the shareholders as follows:

BALACLAVA B.V. - 19,080,000 lei, equivalent of USD 95,400, holding 1,908 shares, numbered 1 to 1,908 inclusive, representing 26% of the registered capital, paid as follows: 40,000 lei in cash and USD 95,200 contribution in kind.

CME MEDIA ENTERPRISES B.V. - 35,970,000 lei (equivalent of USD 179,850), holding 3,597 shares, numbered 1,909 to 5,505 inclusive, representing 49% of the registered capital, paid as follows: USD 55,050 in cash and USD 124,800 contribution in kind.

ADRIAN SARBU - 14,680,000 lei (equivalent of USD 73,400) in cash, holding 1,468 shares, numbered 5,873 to 7,340 inclusive, representing 20% of the registered capital.

GRIGORUTA ROXANA DORINA - 1,830,000 lei (equivalent of USD 9,150) in cash, holding 183 shares, numbered 5,506 to 5,688 inclusive, representing 2.5% of the registered capital.

PETROVICI LIANA - 1,840,000 lei (equivalent of USD 9,200), in cash, holding 184 shares, numbered 5,689 to 5,872 inclusive, representing 2.5% of the registered capital.

The registered capital is entirely paid and is the property of the Company.

The contribution in kind was entirely transfered to the Company. It was evaluated by the Technical Valuation Report no. 1987/14.02.1982. The contribution in cash was fully paid by the shareholders".

Art. 5 of the Contract of Association and Art. 7 of the Statute shall be altered accordingly.

The present Amendment was drafted by Liana Petrovici - Lawyer, in 6 copies in English and Romanian languages and authenticated by the Public Notary - Lidia Seceleanu.

Liana Petrovici - Lawyer

Acting by unanimous consent of
the General Assembly of Shareholders
of
   ---------------------------------

                               DECISION
                of the General Assembly of Shareholders
                             of PRO TV Ltd
                              ----------


The General Assembly of Shareholders was convened for an ordinary meeting.

There were present :

         BALACLAVA B.V. - owner of 60% of the registered capital, represented by Mr. Dinicoiu Ion

         Adrian Sarbu - owner of 40% of the registered capital.

The shareholders representing 100% of the registered capital of PRO TV Ltd were present at the meeting.

Agenda

1. Finalizing and drafting of the documents in order to enforce the option right of CME Media Enterprises B.V. set forth in the Cooperation Agreement, signed on 04.08.1995, according to which CME Media Enterprises B.V. intends to aquire 49% of the shares held by PRO TV Ltd.

2. According to that purchasing option, the two shareholders, BALACLAVA B.V. and Adrian Sarbu must to assign 49% of the registered capital of PRO TV Ltd., as follows:

I. BALACLAVA B.V. - assigns to the "Third Party Assignee" CME Media Enterprises B.V. a number of 2,496 shares, numbered 1,909 to 4,404 inclusive, representing 24,960,000 lei, equivalent of USD 124,800 (at a rate of 200 lei/USD) paid in USD, as contribution in kind, representing 34% of the registered capital.

II. ADRIAN SARBU - assigns to the "Third Party Assignees" a number of 1,468 shares, numbered 4,405 to 5,872 inclusive, representing
14,680,000 lei (equivalent of USD 73.400), contribution in cash, representing 20% of the registered capital, as follows:

- To CME Media Enterprise B.V. - a number of 1,101 shares, numbered 4,405 to 5,505 inclusive, representing 11,010,000 lei (equivalent to USD 55.050), paid in USD, representing 15% of the total registered capital;

- To Grigoruta Roxana Dorina - a number of 183 shares, numbered 5,506 to 5,688 inclusive, representing 1,830,000 lei (equivalent to USD 9,150), paid in lei, representing 2.5% of the total registered capital;

- To Petrovici Liana - a number of 184 shares, numbered 5,689 to 5,872 inclusive, representing 1,840,000 lei (equivalent to USD 9,200), paid in lei, representing 2.5% of the total registered capital;

The shares shall be fully paid by the "Third Party Assignees" to their subscribed and paid value, from the setting up of the company.

The "Third Party Assignees" become shareholders according to the provisions of Law no. 31/1990 and they shall have the rights and obligations of a shareholder.

III.     The capital structure shall be modified by Amendment,  as follows:

"The company's registered capital and the book-keeping  are expressed in lei.

The subscribed registered capital is 73,400,000 lei (equivalent to 367,000 USD), of which USD 275,050 in USD (at a rate of 200 lei/USD) and 18,390,000 lei, paid in cash.

The subscribed social capital is composed of:

- 44,000,000 lei, equivalent to USD 220,000 as contribution in kind;

-29,400,000 lei, contribution in cash, of which USD 55.050 in cash were paid in USD.

The subscribed registered capital is divided in 7,340 nominative shares of 10,000 lei each.

The shares are numbered 1 through 7,340 inclusive and they are held by the shareholders as follows:

BALACLAVA B.V. - 19,080,000 lei, equivalent to USD 95,400, holding 1,908 shares, numbered 1 to 1,908 inclusive, representing 26% of the registered capital, paid as follows: 40,000 lei in cash and USD 95,200 contribution in kind.

CME MEDIA ENTERPRISES B.V. - 35,970,000 lei (equivalent of USD 179,850), holding 3,597 shares, numbered 1,909 to 5,505 inclusive, representing 49% of the registered capital, paid as follows: USD 55,050 in cash and USD 124,800 contribution in kind.

ADRIAN SARBU - 14,680,000 lei (ecuivalent to USD 73,400) in cash, holding 1,468 shares, numbered 5,873 to 7,340 inclusive, representing 20% of the registered capital.

GRIGORUTA ROXANA DORINA - 1,830,000 lei (equivalent to USD 9,150) in cash, holding 183 shares, numbered 5,506 to 5,688 inclusive, representing 2.5% of the registered capital.

PETROVICI LIANA - 1,840,000 lei (ecquivalent of USD 9,200), in cash, holding 184 shares, numbered 5,689 to 5,873 inclusive, representing 2.5% of the registered capital.


The registered capital is entirely paid and is the property of the Company. The contribution in kind was entirely transfered to the Company. It was evaluated by the Technical Valuation Report no. 1987/14.02.1982. The contribution in cash was fully paid by the shareholders".

Acting by unanimous consent, the Shareholders authorize Mrs. Petrovici Liana - Lawyer to fulfil all the requirements of the Law and to sign the Amendment in order to materialize the present decision and to register the Amendment in the Register of Commerce.

Shareholders:

BALACLAVA B.V.
by ION DINICOIU                                              ADRIAN SARBU

/s/ Ion Dinicoiu                                             /s/ Adrian Sarbu
------------------                                           ----------------

REPRESENTATIONS AND WARRANTIES

to the Assignment Agreement concluded between the Assignor - Shareholders Adrian Sarbu and Balaclava B.V.
and the Third Party Assignee - CME Media Enterprises B.V.

I.   The Sole Adminstrator of PRO TV Ltd. warrants and represents that:

1. PRO TV Ltd. is a Romanian legal person existing and functioning under laws No. 31/1990 and No. 35/1991 as modified by the Law 57/1993.

2. The conclusion and execution of this agreement or any other documents by the Assignors or execution of the transactions arising from this contract by the parties:

a) do not violate any stipulations of the articles of the Company Agreement, Statute, or any other documents of the Company;

b) do not violate or shall not cause the loss of any preemption or option right from any other agreement;

c) do not require the authorization, agreement or approval, exemption or any other actions of any other parties;

d)   do not violate any law or order to which the company is a subject.

3. The company is not in liquidation or reorganization and it is not in litigation with other persons nor has any litigation been threatened that may affect in any way the company or its business. All litigation to which the Company is a Party has been disclosed on the list appended hereto.

4. The Company presented all relevant financial information regarding its activity and this information represents a correct description of the financial situation of the Company as of the date of this Agreement.

5. The Sole Administrator of PRO TV Ltd. presented the accounting balance dated 30.06.1996 to the Third Party Assignee, a copy of which is appended hereto. From the patrimony situation of that date results a certain relationship between the Company' debts and assets, respectively the Company' assets.

6.   No assets of the Company have been pleged or otherwise encumbered.

7. The Company has disclosed in writing to Third Party Assignee all significant issues relating to the assets or liabilities of the Company, as well as all material contracts, and any other matter of financial or legal significance.

II.  The Third Party Assignee - CME Media Enterprises B.V. warrants that:

1. CME is a corporation duly organised, validly existing and it has all requisite power and authority to buy the shares in PRO TV Ltd.

2. As a majority Shareholder, CME shall not make any decision in the General Assembly or in the Company's administration that could result in the restriction, limitation or withdrawal of the Licenses held by PRO TV Ltd.

3. CME shall permanently act in accordance with the requirements of the Romanian laws and shall not cause by any means the violation of the Romanian laws.

4. CME is acquainted with the provisions of the Audio-visual Law, being informed that PRO TV Ltd. is the owner of some TV Licenses, and CME shall not commit any act that could conflict with the Licenses.


Executed in 2 copies, in Bucharest, 06.12.1996

We have enclosed the accounting balance of 30.06.1996 herewith.


The Sole Administrator of PRO TV Ltd.        CME Media Enterprises B.V.

ADRIAN SARBU                                 THEODORE J. FISHER

/s/ Adrian Sarbu                             /s/ Theodore J. Fisher
----------------------                       ----------------------